CLEARWATER INVESTMENT TRUST

CLEARWATER INTERNATIONAL FUND

SUPPLEMENT TO THE PROSPECTUS (“PROSPECTUS”)
DATED APRIL 30, 2017

The date of this Supplement is May 18, 2017.

As of May 18, 2017, the Board of Trustees has approved the termination of Denver Investments (“Denver”) as a subadviser to the Clearwater International Fund (“Fund”). In connection with the termination of Denver, the investment manager of the Fund has reallocated the Fund’s assets among its remaining subadvisers. As part of this reallocation, the allocation to Parametric Portfolio Associates LLC (“Parametric”), which follows a passive management strategy, has been reduced from 50% to 40% of the Fund’s assets.

Accordingly, the Prospectus is amended as follows.

1.	All references to Denver in the Prospectus are hereby deleted in their entirety.
2.	The fourth paragraph under “Summary Section – Clearwater International Fund – Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The allocation among subadvisers will vary over time, but the current intent of the Fund’s adviser is that under normal market conditions approximately 40% of the Fund’s assets will be allocated to Parametric and the remaining assets will be allocated to one or more of the Fund’s three other subadvisers that provide day-to-day management of the Fund. Parametric manages its portion of the Fund’s assets using a passive management strategy to seek investment results that match, before fees and expenses, the investment results of the MSCI World Ex U.S.A. Index - Net as closely as possible without requiring the Fund to realize taxable gains. Parametric does not intend that the portion of the Fund’s assets it manages will be invested in all the components of the MSCI World Ex U.S.A. Index - Net at any given time. The MSCI World Ex U.S.A. Index - Net is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Ex U.S.A. Index - Net consists of the following 22 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Parametric selects securities for inclusion in the portfolio based upon their contribution to the portfolio’s market capitalization, industry weightings and other fundamental characteristics. Securities are selected and purchased from the constituents of the benchmark index to create a portfolio that will closely replicate the performance of the benchmark index. Perfect replication of the benchmark index is not desirable for taxable investors, as it can create unnecessary turnover, realization of gains, and reduce after-tax return.

3.	The fourth paragraph under “Clearwater International Fund – Principal Investment Strategies” is deleted in its entirety and replaced with the following:

CMC considers a variety of factors in determining the allocation of the Fund’s assets among the subadvisers. The adviser may consider a subadviser’s investment style, performance record, and the characteristics of the Fund’s typical portfolio investments, such as capitalization size, growth and profitability measures, valuation measures, economic sector weightings, and earnings and price volatility statistics. The allocation among subadvisers will vary over time, but the current intent of the Fund’s adviser is that under normal market conditions approximately 40% of the Fund’s net assets will be allocated to Parametric and the remaining assets will be allocated to one or more of Artisan Partners, WCM and Templeton. Parametric manages its portion of the Fund’s assets using a passive management strategy to seek investment results that match, before fees and expenses, the investment results of the MSCI World Ex U.S.A. Index - Net as closely as possible without requiring the Fund to realize taxable gains. Parametric does not intend that the portion of the Fund’s assets it manages will be invested in all the components of the MSCI World Ex U.S.A. Index - Net at any given time.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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CLEARWATER INVESTMENT TRUST

CLEARWATER INTERNATIONAL FUND

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
DATED APRIL 30, 2017

The date of this Supplement is May 18, 2017

As of May 18, 2017, the Board of Trustees has approved the termination of Denver Investments (“Denver”) as a subadviser to the Clearwater International Fund.

Accordingly, all references to Denver in the SAI, with the exception of fees paid to Denver in prior years, are hereby deleted in their entirety.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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